Exhibit 10.19

Supplemental Agreement of Lease Agreement for Personal
Care Products Production Equipment

This Agreement is entered in Wuqing Tianjin on the 31 day of December 2007.

Party A: Tianjin Tianshi Biological Development Co., Ltd.
Address: No.6 Yuanquan Road, Wuqing New-tech Industry Park, Tianjin
Business License Number: 120000400036644
Legal Representative: Yiqun Wu

Party B: Tianjin Tianshi Biological Engineering Co., Ltd.
Address: No.6 Yuanquan Road, Wuqing New-tech Industry Park, Tianjin
Business License Number: 120222000001336
Legal Representative: Yiqun Wu

After sufficient negotiations, Party A and Party B agree to make the following amendments to the “Lease Agreement for Personal Care Products production Equipment” (the “Lease Agreement”) which was entered into by Party A and Party B in Wuqing Tianjin on the 31st day of October 2007.

1. The Leased Equipment which Party B acknowledged and agreed to rent in the Article 1.1 of the Lease Agreement is amended to as the equipment in the Exhibit 1 of this Supplemental Agreement.

2. The Article 4.1 of the Lease Agreement is amended to as “The rent is Renminbi Forty One Thousand Two Hundred and Seventeen (RMB41, 217) per month and RMB Nine Hundred Eighty Nine Thousand and Two Hundred and Thirteen (RMB 989,213) in total through the lease term”.

Any inconsistencies between this Supplemental Agreement and the Lease Agreement shall, if any, be performed pursuant to this Supplemental Agreement. Any issue not referred to in this Supplemental Agreement shall be performed in accordance with the Lease Agreement.

This Supplemental Agreement has the same legal effect as the Lease Agreement and will be terminated or rescinded when the Lease Agreement is terminated or rescinded.

This Supplemental Agreement will become effective as of the day on which this Supplemental Agreement is signed and sealed by Party A and Party B.

This Agreement executes in two copies and each party takes one, which shall be in the same legal effect.

Party A: Tianjin Tianshi Biological Development Co., Ltd

[COMPANY SEAL AFFIXED]

Address: No.6 Yuanquan Road, Wuqing New-tech Industry Park, Tianjin
Business License Number: 120000400036644
Legal Representative: Yiqun Wu
/s/ Yiqun Wu

Party B: Tianjin Tianshi Biological Engineering Co., Ltd

[COMPANY SEAL AFFIXED]

Address: No.6 Yuanquan Road, Wuqing New-tech Industry Park, Tianjin
Business License Number: 120222000001336
Legal Representative: Yiqun Wu
/s/ Yiqun Wu